www.zpfood.com

Investor Presentation

February 2009



众品食业
ZHONGPIN FOOD

Safe Harbor Statement

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Any statements set forth herein that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements.



Potential risks and uncertainties include, but are not limited to, such factors as unanticipated changes in product demand, interruptions in the supply of live pigs/raw pork, downturns in the Chinese economy, delivery delays, freezer facility malfunctions, poor performance of the retail distribution network, changes in applicable regulations, and other information detailed from time to time in the Company's filings and future filings with the United States Securities and Exchange Commission. Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct.

Overview of Zhongpin, Inc.

众品食业
ZHONGPIN FOOD

- **A Leading Supplier in Meat Industry**
  - Headquarters in Henan Province, China
  - Total 4,463 employees, including 859 sales persons and 78 R&D personnel
  - Ranked 4th largest pork processor, and 7th largest meat processor in 2007
  - 21 production lines in 13 processing plants
  - Annual capacity of 552,760 metric tons of chilled, frozen and prepared pork products
  - Wide distribution network in more than 24 major provinces
  - State-of-the-art vertically integrated supply chain
  - Designated as one of China's "Leading agricultural industrial enterprises"
- **The only U.S. main exchange-listed Chinese pork processing company**
  - Upgraded to NASDAQ Global Select in December 2007
  - Completed reverse merger in 2006
  - Split off from a state-owned enterprise in 1993


NASDAQ Listed HOGS

Equity Snap Shot

众品食业 ZHONGPIN FOOD

Ticker:	HOGS
Price (02/11/2009):	$10.03
Market Cap (02/11/2009):	$307.9 mil
Revenues*:	$540.0 mil
Net Income*:	$35.3-$36.5 mil
Diluted shares outstanding(1):	30.7 mil
FY 2008 EPS Guidance*:	$1.15 - $1.19
FY 2009 EPS Guidance:	$1.50 - $1.63

*Preliminary unaudited results for full year 2008
(1) Company estimate

Investment Highlights

- Favorable macro environment for industry consolidation
- Rapid revenue and profit growth
- Expanding production capacity
- Customer-oriented service strategy
- Aggressive market expansion plan and brand building
- Strong product development capability and highly qualified R&D team
- Defensive business to cyclical economic downturns – continue benefiting from strong consumer demand


Revenue $M
4 year CAGR 77.1%
$29.6
$42.8
$73.4
$143.8
$291.4
$540.0
2003
2004
2005
2006
2007
2008E


Net Income $M
4 year CAGR 91.7%
$1.5
$2.8
$5.9
$14.7
$20.8
$15.2
$25.9
2003
2004
2005
2006*
2007**
9m2007***
9m2008

*Restated. Non-GAAP net income excluding penalty payments of $8.4 million and non-cash compensation adjustment of $2.3 million
** Non-GAAP net income excluding non-cash compensation adjustment of $2.3 million
*** Non-GAAP net income excluding non-cash compensation adjustment of $1.7 million

Global Meat Demand

众品食业
ZHONGPIN FOOD


% share in Global demand (2006)
12.8 8.6 16.3
USA: 15%
1.6 1.4 2.9
MEXICO: 3%
6.9 2.4 6.2
BRAZIL: 6%
2.4 0.3 0.9
ARGENTINA: 1%
8.6 20.6 11
EU-25: 16%
2.4 2.1 2.9
RUSSIA: 3%
4.6 0.8 2.8
AFRICA : 3%
7.6 52.9 14.2
CHINA: 30%
2.8 0.5 2
INDIA: 2%
1.1 2.3 1.8
JAPAN: 2%
0.4 1.2 0.5
KOREA: 1%
0.8 0.6 0.9
OCEANIA : 1%
Beef Pork Poultry (Unit: Million MT)

Source: Rabobank, FAPRI, Units: Million MT

Attractive Industry Outlook

- Government mandated standards to provide high quality safe meat
- Government continues to support hog breeding
- New slaughtering regulations facilitate industry consolidation
- Increased demand for high quality pork products provides exciting growth opportunities
- Industry modernization from traditional wet market to dry market
- No established market leader in a highly fragmented market

Pork is the largest type of meat consumed in China



China Meat Consumption Structure 2006


18.7%
1.6%
15.2%
64.6%
Pork
Lamb & Beef
Poultry
Others

Increasing Domestic Demand

众品食业
ZHONGPIN FOOD

According to China Meat Association, production for meat and related products expected to grow to 100 mil metric tons by 2010 for a 6% CAGR from 80.51 mil metric tons in 2006, including 51.97 mil metric tons of pork in 2006.*

Meat Consumption in China and the United States, 1960-2004



70
60
50
40
30
20
10
0
Million Tons
China
United States
Source: USDA
1960
1970
1980
1990
2000
2010



Demand driven by

- Established food credibility system similar to FDA
- Increase in living standards
- Middle class expected to grow to 300 million by 2010
- China consumes over 50% of the world's pork

* Source: China Meat Association

Dynamic Industry Transition

Traditional Wet Markets → **Modernized Dry Market Meat Processing & Distribution**





Modernization Driving Growth Opportunity

- **China's supermarket revolution**
  - Supermarkets, hypermarkets and other modern channels rapidly replacing wet markets
  - 20% average annual growth rate from 1999 – 2006
- **Zhongpin well positioned to capitalize on modernization of China's food supply chain**



Dry markets
20%
2006*
Wet markets
80%
Dry markets
25%
2007*
Wet markets
75%
Dry markets
40%
Projected by 2010**
Wet markets
60%

Dry market CAGR estimated at 26.1%

* 4th IMS World Pork Conference
** Company internal estimates

Competitive Advantages

众品食业 ZHONGPIN FOOD

- Unique, vertically integrated supply chain
- Diversified and innovative product portfolio
- Long term contracts with high quality hog suppliers
- Expanding capacity and increasing utilization rate
- Aggressive marketing and positioning efforts
- Multi-channel distribution system
- Quality certified processing operations
- High end cold chain logistics operations
- Strong footprint in Greater Central China region

Zhongpin – An Open, Professional and High-Quality Brand

Vertically Integrated Supply Chain

众品食业 ZHONGPIN FOOD



Cold chain extension
Refrigerated storage capacity
Hog Supply
Slaughtering
Processing
Sales Channels

Hog Supply

- Contracted with hog brokers
- Devoted to scientific instruction for hog farmers

Slaughtering

- Large-scale automated
- Chilled and frozen products after pretreatment
- High quality control for safe and healthy products

Processing

- R&D and market intelligence
- High added-value production process
- Various product categories tailored to special tastes

Sales Channels

- Supermarkets
- Showcase stores
- Franchised stores
- Independent distributors
- Restaurant chains and wholesale
- High-end food processing factories

High Quality Processing--World Class Quality Assurance

- Quality checks conducted at all production stages
- QC monitoring system with origin tracing capability
- 31 quality control engineers and 137 employees in QA program
- ISO 9001 & 14000 certified
- HACCP (Hazard Analysis & Critical Control Point)
- GAP (Good Agriculture Practice)
- GMP (Good Manufacturing Practice)
- SSOP (Sanitation Standard Operating Procedure)
- U.S. FDA registration for fruits and vegetables production
- North American AIB certification for fruits and vegetables production


Certificate of Participation
Changgee, Henan, China
2004


CQC
HACCP



Cold Chain Logistics

- Established regional logistics and distribution centers in northern, central, eastern, south central, northeastern and southwestern China
- 380 temperature-controlled trucks at the end of the third quarter of 2008, equipped with GPS and auto temperature monitors
- Travel time between processing facilities to distribution centers within 8 hours
- Rapid response to customer requests to ensure better customer services
- Awarded as China's Cold Chain Management Demonstration Corporation







2007 China Logistics Credibility Building Demonstration Corporation

Strong Portfolio of Products

众品食业
ZHONGPIN FOOD



Third Quarter 2008

SALES BY PRODUCT



Vegetables and Fruits 1%
Prepared meat 9%
Chilled pork 56%
Frozen pork 34%

GROSS MARGIN BY PRODUCT

Chilled pork	12.5%
Frozen pork	10.2%
Prepared meat	23.9%
Vegetables and fruits	10.0%

Product Innovation

- **Tailored Product Mix Caters To The Modern Chinese Consumer**
  - Products Technology Research Center co-founded with China Agricultural University
  - Pork Division of China National Agriculture Products Research Center
  - Marketing center in Shanghai, together with in-house nationwide sales network, monitors the ever-changing consumer tastes for meat products in different regions
  - 27 new products launched in the first three quarters of 2008
- **New Product Focus: Value-added Products**
  - Sausage product line
  - Processed pig by-products (blood, bone, fat, etc)
  - Processed chilled pork (cut, package and flavor)





Target Markets


Xinjiang
Gansu
Inner Mongolia
Beijing
Liaoning
Jilin
Ningxia
Shanxi
Qinghai
Tibet
Henan
Sichuan
Hubei
Zhejiang
Guizhou
Fujian
Yunnan
Guangxi

Key Target Markets

- Greater Central Area (Henan)
- Yangtze River Delta (Shanghai, Wuhan)
- Pohai Bay (Tianjin, Beijing)
- Pearl River Delta (Guangdong)
- Northeastern & Southwestern

ZHONGPIN FOOD 众品食业

Competitive Pricing

- **Hog Procurement**
  - Annual contracts to secure quality and quantity
  - Deposit to suppliers if necessary to cut down cost



- **Transfer Cost Increase**
  - Adjust selling prices according to cost input
  - Unified pricing within one region
  - Control inventory based on price forecast
  - Adjust capacity utilization by regional cost difference
  - Increase chilled pork sales









Multi-Tier Distribution Strategy

众品食业 ZHONGPIN FOOD

- **Extensive sales team and agents throughout 24 provinces/ cities with special political status in China**
  - **100 Second-tier cities**
  - **311 Third-tier cities**
- **Sells directly to over 2,995 retail outlets**


SALES BY DISTRIBUTION CHANNELS
100%
80%
60%
40%
20%
0%
1.3%
29.0%
28.3%
41.5%
Nine Months 2008
Export
Restaurants and non-commercial
Food services distributors
Branded stores

Retail Outlets Strengthen Brand

众品食业
ZHONGPIN FOOD

- **123 Specialty, high-end boutique stores**
  - Showcase Zhongpin's product line
  - Target growing middle class



- **944 Network stores:** located in
  - Henan Province and adjoining provinces
  - Areas near our processing facilities

- **1,928 Exclusive supermarket counters**
  - Trusted supplier for many international and domestic supermarkets





Diversified Customer Base

- 29 international and domestic fast food companies
- 53 high-end food processing factories
- 1,628 school cafeterias, factory canteens, army posts and national departments
- 2,995 retail outlets - Lianhua Supermarket Group, Carrefour China and Metro (China) Group
- Export market - European Union, Hong Kong, Japan, South Korea, Russia, Eastern Europe and South Africa

Growth Strategy

Mission: To become the leading brand in the meat and fresh food industry in China

- Brand awareness & customer loyalty
- Increased sales efforts in key target regions
- Strategic acquisitions
- Efficient cold chain logistics system
- Forward-looking strategic positioning
- Expand capacity & increase utilization
- **New product development**

Capacity Expansion

众品食业 ZHONGPIN FOOD

Products	Location	Annual Capacity MT*
Chilled & Frozen Pork	• Changge, Henan HQ (Built)	59,760
	• Gongzhuliing, Jilin Province (Leased)	30,000
	• Sichuan Province (Acquired)	45,000
	• Zhumadian, S Henan (Built)	72,000
	• Tianjin City (Leased)	53,000
	• Anyang, N. Henan (Built)	63,000
	• Louyang, W. Henan (Built)	70,000
	• Shenzhou, Hebei Province (Leased)	26,000
	• Yongcheng, E.Henan Province (Built)	80,000
	• TOTAL CURRENT CAPACITY	498,760
Prepared Meat Products	• Changge, Henan Province (Built)	54,000
	• TOTAL CURRENT CAPACITY	54,000

Products	Location	Annual Capacity MT*	Planned* Capacity MT	Comes Online	Annual Capacity MT* by then
Fruits & Veg.	• Yanling, Henan Province (Built)	10,800			10,800
	• Changge, Henan Province (Built)	12,600	30,000	March 09	42,600
	• OEM (Partner)	2,880			2,880
	• TOTAL CURRENT CAPACITY	26,280	114% increase		56,280



*Based upon an 8-hour working day

Facilities in China


Inner Mongolia
Jilin
Liaoning
Beijing
Tianjin
Heibei
Henan
Sichuan
Leased
Built
Acquired
Existing Facilities
Targeted Facilities
Henan Province
Anyang
Luoyang
Changge
Yongcheng
Zhumadian

Experienced Management Team

众品食业 ZHONGPIN FOOD

- **Xianfu Zhu – Chairman of the Board and CEO**
  Founder of Henan Zhongpin in 1993, EMBA of Tsinghua University

- **Warren Wang – Vice President and CFO**
  Formerly Deputy CFO and Finance Controller in public companies, MBA from China Europe International Business School, licensed CPA in the United States and the PRC

- **Baoke Ben – Director, Executive Vice President, Secretary**
  Researcher at the Agriculture Research Center, EMBA from Tsinghua University

- **Chaoyang Liu—Vice President**
  Graduated from Henan Technology Institute, majoring in Agricultural Engineering and got his Bachelor's degree in 1989 with more than 16 years' experience in food industry

Robust Revenue Growth



(in millions)
$800
$600
$400
$200
$0
4 year CAGR 77.1%
YoY growth 109.6%
$29.59
$42.79
$73.40
$143.80
$291.40
$540
$780-$810
$190.80
$400.00
2003
2004
2005
2006
2007
2008E
2009E
9 mos 2007
9 mos 2008

Gross Profit


(in millions)
$60
$40
$20
$0
4 year CAGR 81.6%
YoY growth 98.8%
$3.45
$6.15
$12.18
$20.60
$37.50
$25.6
$50.90
2003
2004
2005
2006
2007
9 mos 2007
9 mos 2008

EBITDA Growth

(in millions)



YoY growth 56%
$17.60
$27.40
FY 2006
FY 2007
YoY growth 76%
$19.40
$34.00
9 mos 2007
9 mos 2008

EBITDA is a financial measure that is not defined by US GAAP. EBITDA was derived by calculating earnings before interest, taxes, depreciation and amortization, penalty payment and non cash stock compensation charges

Strong Net Income Growth

ZHONGPIN FOOD 众品食业

(in millions)



$50
$42
$34
$26
$18
$10
$2
-$6
4 year CAGR 91.7%
YoY growth 70.4%
$1.54
$2.77
$5.91
$14.71
$20.80
$35.3-$36.5
$46-$50
$15.20
$25.90
2003
2004
2005
2006*
2007**
2008E
2009E
9mos 2007***
9mos 2008

*Restated. Non-GAAP net income excluding penalty payments of $8.4 million and non-cash compensation adjustment of $2.3 million
** Non-GAAP net income excluding non-cash compensation adjustment of $2.3 million
*** Non-GAAP net income excluding non-cash compensation adjustment of $1.7 million

Financial Highlights

众品食业 ZHONGPIN FOOD

	September 30, 2008	December 31, 2007 (restated)	
($ in thousands)			
Cash	$54,178	$45,142	
Current Assets	121,429	110,524	
Total Assets	303,253	217,104	
Current Liabilities	102,558	72,452	
Total Liabilities	120,320	74,086	
Total Stockholder's Equity	182,933	143,018	
Current Ratio	1.18	1.53	
	3Q 2008	3Q 2007	
Day Sales Outstanding (DSO)	13	26	
	1Q 2008	2Q 2008	3Q 2008
Annualized Return on Equity (ROE)	18.4%	20.0%	22.0%

Attractive Valuation

众品食业 ZHONGPIN FOOD

Company Name	Currency	Price (Prev Close)	Mkt Cap (MM)	Revenue Growth 2003-2007 CAGR	Net Profit Margin % TTM	P/E Ratio TTM	Forward P/E Ratio
ZHONGPIN INC	USD	10.03	307.9(1)	77.1%	6.28%**	9.46**	8.87
HENAN SHUANGHUI INVESTMENT	CNY	34.7	21,028	32.1%	2.41%	33.06	31.10
CHINA YURUN FOOD GROUP LTD	HKD	10.02	15,341	44.3%	10.22%	10.86	13.37
PEOPLE'S FOOD HOLDINGS LTD	SGD	2.94	3,327	7.5%*	5.35%	5.26	5.16
SICHUAN GAOJIN FOOD CO LTD	CNY	7.36	1,181	NA	0.81%	--	76.67
SMITHFIELD FOODS INC	USD	10.65	1,529	13.60%	0.46%	152.14	--
TYSON FOODS INC	USD	9.15	2,298	2.3%	0.28%	--	69.62
Peer Group Average					3.25%	16.39(2)	16.54(3)

* CAGR for the period 2005 to 2007
**Excluding non-cash compensation adjustment of $0.56 million
(1) Calculated using shares outstanding as 30.7million
(2) Average calculated excluding Smithfield
(3) Average calculated excluding Sichuan Gaojin and Tyson
Source: ThomsonOne and Worldscope database as of February 10-11, 2009

Investment Summary

众品食业
ZHONGPIN FOOD

- Industry consolidation supports aggressive growth opportunities
- Unique vertically integrated business model allows for ease in penetrating new markets
- Strong R&D personnel and experts for new products
- Aggressive marketing campaign
- Forward-looking strategy
- Well-recognized brand name in China
- Industry leading financial performance
- Experienced management team with vision and knowledge to execute well-defined strategy



Contact Information

众品食业 ZHONGPIN FOOD

www.zpfood.com

Zhongpin Inc.

Warren Wang, Chief Financial Officer

86-10-82861788

warren.wang@zhongpin.com

Jason Wang, Investor Relations Manager

ir@zhongpin.com

86-13911862100

CCG Investor Relations

Crocker Coulson, President

646-213-1915

crocker.coulson@ccgir.com

www.ccgirasia.com

Appendix

ZHONGPIN FOOD 众品食业

ZHONGPIN INC. AND SUBSIDIARIES

RECONCILIATION OF NON- GAAP FINANCIAL MEASURES

	9 months 2008		9 months 2007	
	Net Income	Diluted EPS	Net Income	Diluted EPS
Adjusted Amount – Non GAAP	$25,859,963	$0.89	$15,198,659	$0.73
Non-cash compensation adjustment (1)	-	-	$1,715,999	$0.08
Penalty payment (2)	-	-	-	-
Amount per consolidated statement of operations	$25,859,963	$0.89	$13,482,660	$0.65

	FY 2007		FY 2006	
	Net Income	Diluted EPS	Net Income	Diluted EPS
Adjusted Amount – Non GAAP	$20,775,397	$0.90	$14,713,255	$0.72
Non-cash compensation adjustment (1)	$2,250,116	$0.10	$2,250,116	$0.11
Penalty payment (2)	-	-	$8,354,205	$0.41
Amount per consolidated statement of operations	$18,525,281	$0.80	$4,108,934	$0.20

(1) Non-cash compensation expense in connection with the release from escrow to certain employees of shares of common stock that had been deposited into escrow in connection with the Company's private placement in January 2006.

(2) Penalty payment of $8,354,205 to the holders of Series A convertible preferred stock and related stock purchase warrants.

Appendix

众品食业
ZHONGPIN FOOD

Reconciliation of EBITDA to Net Income (in thousands except per share data) (unaudited)						
	For the quarter ended September 30,		For the nine months ended September 30,		Fiscal Year ended December 31,	
	2008	2007	2008	2007	2007	2006
Net income as reported under GAAP	10,050,392	5,293,137	25,859,963	13,482,660	18,525,281	4,108,934
Add: Net interest expense	1,650,109	658,684	2,453,138	1,603,101	2,461,601	1,239,067
Add: Income Tax	200,986	370,509	1,193,893	982,902	1,431,579	568,433
Add: Depreciation and amortization	1,420,841	630,024	3,516,094	1,565,944	2,485,526	1,101,067
Add: Penalty Expense						8,354,205
Add: Non-cash compensation expense	217,528	590,941	1,026,674	1,715,999	2,447,194	2,250,116
EBITDA	13,539,856	7,543,295	34,049,762	19,350,606	27,351,181	17,621,822

EBITDA was derived by calculating earnings before interest, taxes, depreciation, and amortization, penalty, and non cash stock compensation charges. Zhongpin's management believes that the presentation of EBITDA provides useful information regarding Zhongpin's results of operations because it assists in analyzing and benchmarking the performance and value of Zhongpin's business. Zhongpin's calculations EBITDA may not be consistent with similarly titled measures of other companies. The table above provides a reconciliation of EBITDA to net income, the most comparable GAAP measure.